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                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

 KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned officers and directors of The Lincoln Electric Company, an Ohio corporation (the "Company"), hereby constitutes and appoints Donald F. Hastings, H. Jay Elliott and Frederick G. Stueber, and each of them, his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for him or her and in his or her name, place, and stead, to sign on his or her behalf as an officer or director of the Company Registration Statements to be filed pursuant to the Securities Act of 1933 on Form S-8 concerning certain Class A Common Shares, without par value and Common Shares, without par value (the "Common Shares") of the Company that are available for sale in connection with the Company's 1995 Lincoln Stock Purchase Plan and The Lincoln Electric Company Employee Savings Plan, and also any further Registration Statements concerning such Common Shares, and to sign any and all amendments or post-effective amendments to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney and attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

 IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 9th day of November, 1995.


/s/ Donald F. Hastings                          /s/ G. Russell Lincoln
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Donald F. Hastings                              G. Russell Lincoln
Chairman of the Board and                       Director
Chief Executive Officer


/s/ Frederick W. Mackenbach                     /s/ Henry L. Meyer III
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Frederick W. Mackenbach                         Henry L. Meyer III
President, Chief Operating Officer and          Director
Director


/s/ H. Jay Elliott                              /s/ Craig R. Smith
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H. Jay Elliott                                  Craig R. Smith Vice
President, Chief Financial Officer and          Director
Treasurer


/s/ Harry Carlson                               /s/ Edward E. Hood, Jr.
--------------------------------------          -------------------------------
Harry Carlson                                   Edward E. Hood, Jr.
Director                                        Director



/s/ David H. Gunning                            /s/ Paul E. Lego
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David H. Gunning                                Paul E. Lego
Director                                        Director





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/s/ Hugh L. Libby                               /s/ Kathryn Jo Lincoln
---------------------------------------         ------------------------------
Hugh L. Libby                                   Kathryn Jo Lincoln
Director                                        Director



/s/ David C. Lincoln                            /s/ Lawrence O. Selhorst
---------------------------------------         ------------------------------
David C. Lincoln                                Lawrence O. Selhorst
Director                                        Director



/s/ Emma S. Lincoln                             /s/ Frank L. Steingass
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Emma S. Lincoln                                 Frank L. Steingass
Director                                        Director